St. Regis - NYC Feb. 14, 2012 Exhibit 99.1 TIMKEN ANALYSTS ’ DAY

TIMKEN ANALYSTS’ DAY Steve Tschiegg Director – Capital Markets and Investor Relations Feb. 14, 2012

Certain statements in this presentation (including statements regarding the company's forecasts, beliefs, estimates and expectations) that are not historical in nature are "forward-looking" statements within the meaning of the Private
Securities Litigation Reform Act of 1995. In particular, the statements related to Timken’s plans, outlook, future financial performance, targets, projected sales, cash flows, and liquidity, including the information under the headings “Looking
Forward”, “Key Takeaways”, “2012 Outlook Estimates,” “Sales,” “Earnings Per Share,” “Free Cash Flow,” “Capital
Spending,” “Pension,” “Net Debt,” “Liquidity and Debt Maturity”, “Return on Invested Capital” and “2012 Capital
Allocation Highlights” are forward-looking. The company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including:  the company’s ability to respond to the changes in its end markets that could affect demand for the company’s products; unanticipated changes in business relationships with customers or their purchases from the company; changes in the financial health of the company’s customers, which may have an impact on the company’s revenues, earnings and impairment charges;
fluctuations in raw-material and energy costs and their impact on the operation of the company’s surcharge mechanisms;
the impact of the company’s last-in, first-out accounting; weakness in global economic conditions and financial markets;
changes in the expected costs associated with product warranty claims; the ability to integrate acquired companies to achieve satisfactory operating results; the impact on operations of general economic conditions, higher or lower raw-
material and energy costs, fluctuations in customer demand, and the company’s ability to achieve the benefits of its ongoing programs and initiatives. Additional factors are discussed in the company’s filings with the Securities and
Exchange Commission, including the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2010, quarterly reports on Form 10-Q and current reports on Form 8-K.  The company undertakes no obligation to update or revise any forward-looking statement.
This presentation includes certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission.  A reconciliation of those measures to the most directly comparable GAAP equivalent is provided in the Appendix to this presentation.
FORWARD-LOOKING STATEMENTS SAFE HARBOR AND
NON-GAAP
FINANCIAL INFORMATION

Topic Presenter Time
Welcome Steve Tschiegg 1 p.m.
Director, Capital Markets & Investor Relations
Strategic Update & Review Jim Griffith
President and Chief Executive Officer
Mobile Industries Rich Kyle
President - Mobile Industries and Aerospace & Defense
Aerospace & Defense Rich Kyle
President - Mobile Industries and Aerospace & Defense
Process Industries Chris Coughlin
President - Process Industries

AGENDA

Topic Presenter Time
Break Approx.   2:30 p.m.
Steel Sal Miraglia
President - Steel
Financial Review Glenn Eisenberg
Executive VP - Finance & Administration
Q&A Presenter Panel
Program Concludes 4:30 p.m.

AGENDA

S TRATEGIC U PDATE & R EVIEW TIMKEN ANALYSTS’ DAY James W. Griffith President and Chief Executive Officer Feb. 14, 2012

Leader in friction management &
mechanical power transmission
reliability for diverse markets, including:
Established in 1899
Headquartered in Canton, Ohio
2011 sales: $5.2 billion
Global footprint with
operations in 30 countries
21,000 associates
•
Aerospace
•
Mining
•
Energy / Wind
•
Rail
•
Construction
•
Truck
•
Automotive
•
Aftermarket

TIMKEN OVERVIEW

Note:  Based on 2011 sales. Steel segment sales includes $120 million inter-segment sales.
Process
Process
Industries
Industries
Steel
Steel
Aerospace
Aerospace
& Defense
& Defense
Mobile
Mobile
Industries
Industries

Aerospace & Defense --
Diversified into transmissions,
and aftermarket
Sales:  $0.3 Billion
EBIT Margin:  2.3%
Process --
Global growth
beyond bearings, diversified,
strong aftermarket
Sales:  $1.2 Billion
EBIT Margin:  22.6%
Steel -- High-performance,
custom steels
Sales:  $2.0 Billion
EBIT Margin:  13.8%
Mobile --
Transformed
portfolio, more aftermarket
Sales:  $1.8 Billion
EBIT Margin:  13.7%
T
HE
T
IMKEN
C
OMPANY
T
ODAY

The more extreme the engineering challenge, the more grueling the conditions, the more value we bring to customers. 9 T HE T IMKEN C OMPANY T ODAY

10 GROWING WHERE END-MARKETS CONNECT

Enhance existing products
and services
Leverage technology
to create value
Capture lifetime
of opportunity
Structure portfolio
for value creation
Fix/Exit under-performing
areas
Refine lean operating model
Improve efficiency and
reduce cost structure
Increase agility
Deliver greater profitability
Attractive industrial markets
Developing geographies
Channels, services,
distribution/aftermarket

THE STRATEGY IS
WORKING

Record Sales
Record Profitability
Record New Products
Record Customer Service
Record Safety
More Profitable Portfolio
Strategic Acquisitions
Increased Industrial Aftermarket
Growing End-markets
Global Expansion

KEY ACCOMPLISHMENTS IN 2011

Markets Products Geographies People Performance 13 A M ULTI -F ACETED T RANSFORMATION

14 Reflects $1 billion in Timken aftermarket sales in 2011, up 500% since the year 2000. MARKETS: INDUSTRIAL AFTERMARKET A DECADE OF GROWTH

15 Reflects $500 million in Timken energy end-market sales in 2011, up 270% since the year 2000. MARKETS: ENERGY DECADE OF GROWTH

16 PRODUCTS: DIVERSIFIED PORTFOLIO

Timken Boring Specialties
Timken Boring Specialties
Of Timken’s Steel segment, 30% of sales are from new products or new customers introduced within the past 5 years.
PRODUCTS:
DIVERSIFIED PORTFOLIO

GEOGRAPHIES: E
ASIA GROWTH
Ballarat
Brisbane
Melbourne
Perth
Sydney
Calcutta
Bejing
Hong Kong
Seoul
Yokohama
Yantai
Moscow
Pune
Bangalore
New Delhi
Shanghai
Bombay
Jamshedpur
Manufacturing Plants
Innovation Centers
Distribution Centers
Offices
Singapore
2000
XPANDED

New Delhi
Kolkata
Gurgaon
Nanjing
Zhengzhou
Xi’an
Mysore
Chongqing
Shenyang
Bejing
Tianjin
Guangzhou
Seoul
Yokohama
Nagoya
Chennai
Moscow
Pune
Bangalore
Jamshedpur
Chengdu
Manufacturing Plants
Innovation Centers
Distribution Centers
Offices
Bangkok
Jakarta
Hanoi
Ballarat
Brisbane
Melbourne
Perth
Sydney
Wuhan
Taipei
Kuala Lumpur
Hong Kong
Yantai
Singapore
Shanghai
Wuxi
Xiangtan
Changsha
GEOGRAPHIES: E
ASIA GROWTH
2012
XPANDED

20 PEOPLE: KNOWLEDGE DRIVES VALUE

21 PERFORMANCE : D ELIVERING FOR CUSTOMERS

22 PERFORMANCE: DELIVERING ON SAFETY

Earnings Per
Share
Net Sales
($ in Millions)

$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
($1.00)
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011
RECORD PERFORMANCE: DELIVERING ON SALES & EARNINGS
            EPS assumes dilution.  2003 includes Torrington acquisition as acquired February 2003. Historical results exclude the discontinued
operations of Latrobe Steel (2006 divestment) and the Needle Roller Bearings (NRB) business (2009 divestment). NRB discontinued operations for
2003 and 2004 are based on internal estimates.
Note:

24 WHAT’S NEXT

Philadelphia Gear 25 N EXT : E XPANDING P RODUCTS AND S ERVICES

26 NEXT: EXPANDING GEOGRAPHIES

KEY T
AKEAWAYS
Delivering on strategy; more diversified and
stronger today
Performing at a higher level; well-positioned for
the future
Applying knowledge to create substantial value
serving growing, global end-markets

Rich Kyle President – Mobile Industries and Aerospace Feb. 14, 2012 M OBILE I NDUSTRIES TIMKEN ANALYSTS’ DAY

2011 Sales: $1.8 Billion
Premium bearings, lubricants, seals and
aftermarket services for mobile
equipment and vehicle applications
Percent of Total
Company Sales
Market Sales
Geographic Sales
Aerospace Aerospace
& Defense & Defense

U.S.
56%
Europe
19%
Asia
11%
Latin
America
6%
ROW
9%
Process
Steel
Mobile
34%
Off-
Highway
26%
Light Truck
26%
Heavy Truck
13%
Rail
13%
On-Highway
Aftermarket
13%
Passenger
Car
9%
MOBILE INDUSTRIES OVERVIEW

Drivetrain, wheel ends Rebuild kits, wheel ends, services, unit bearings Axles, transmissions, wheel ends Gear drives, axles, wheel ends Drivetrain, wheel ends, services 30 GROWING, DIVERSE MARKETS

Bearings Engineered Chains & Augers Seals, Lubricants Services 31 D IFFERENTIATED S YSTEMS AND C OMPONENTS

Sales of $1.8 billion, up 13.7% from 2010
Sales increase driven by higher demand and
penetration in the off-highway, rail and
heavy truck sectors
Achieved EBIT of $243 million, up 17% from 2010
Record EBIT margin of 13.7%
Industry leading service levels

$1,772
$1,245
$1,561
$1,769
2008 2009 2010 2011
$9
-$86
$208
$243
2008 2009 2010 2011
0.5%
6.9%
13.3%
13.7%
2008 2009 2010 2011
-
Net Sales ($Millions)
EBIT ($Millions)
EBIT Margins
•
•
•
•
•
•
•
•
Top line growth, record profitability and
strong cash generation
Improved customer relationships with
excellent customer service and support
Continued portfolio shift toward attractive
markets, winning new business while
managing exited business
2011 Performance Update Key Accomplishments
R
ECORD
F
INANCIAL
P
ERFORMANCE

Strategy and Approach
•
Provide high-value power transmission products and services
focused on demanding mobile equipment and vehicle applications to OE and aftermarket channels globally
Strategic Imperatives
•
Capitalize on mining, agricultural and commercial
transportation demand
•
Improve mix in end markets, channels, geography and products
•
Manage exited business
•
Industry leading customer service and technical support

STRATEGY IS WORKING

2005 Sales 2011 Sales

Off- Highway
16%
Light Vehicle
Systems 54%
Heavy Truck
13%
On- Highway
Aftermarket
9%
Rail
8%
Light Vehicle
Systems 35%
25%
On Highway
Aftermarket
14%
Heavy Truck
13%
Rail
13%
S
TRATEGY
:
I
MPROVING THE
M
IX
-
Off- Highway

•
Extensive portfolio of differentiated products for mission
critical and demanding applications
•
Additional capacity for growing markets
•
Leader in customer service and technical support
The Future of Mobile Industries
•
Leverage strong demand across global mobile markets
•
Low to mid double digit operating margins
•
Improve mix in off-highway, rail and mobile aftermarket

L
OOKING
F
ORWARD
:
M
ORE
G
ROWTH

Population Growth Infrastructure Growth Mobile Equipment Growth • Mining • Heavy Truck • Rail • Agriculture • Light Vehicle 36 Mobile Equipment Aftermarket Growth MARKETS TARGETED FOR GROWTH

•
Demand for mining equipment projected to
grow at 8% CAGR; sustained through 2020 *
•
Mining equipment manufacturers investing to
support growth
•
Equipment rebuilds drive large aftermarket

*
Source: Freedonia Industry study World Mining Equipment Jan. 2012 #2840
FOCUS ON MINING

Haul Truck
•
Equipment Life: 20+ years
•
Typical Bearings Cycle:  3-5 years
•
Lifetime Opportunity: ~$500,000
Longwall
Shearer
Electric Shovel
•
Equipment Life: 30+ years
•
Typical Bearings Cycle:  4-8 years
•
Lifetime Opportunity: ~$2.4 Million
•
Equipment Life: 20+ years
•
Typical Bearings Cycle:  0.5-1.5 years
•
Lifetime Opportunity: ~$450,000
Crushing ,
Screening and
Conveying
•
Equipment Life: 20+ years
•
Typical Bearings Cycle:  4-8 years
•
Lifetime Opportunity: ~$200,000

L
IFETIME OF
R
EVENUE
O
PPORTUNITY

39 P OPULAR M INING E QUIPMENT

• Record financial performance; strong cash generation
• Robust market demand across all global mobile markets
• Focused on products, applications, and markets where customers value our engineering, manufacturing and service capabilities
• Strong growth in rail and off-highway markets as well as on-highway vehicle aftermarket
What’s Next
What’s Different
Today
• Continued strong financial performance
• Sustained leadership position in target markets
• Diversified products and markets

M
OBILE
I
NDUSTRIES
:
K
EY
T
AKEAWAYS

Rich Kyle President – Mobile Industries and Aerospace Feb. 14, 2012 TIMKEN ANALYSTS’ DAY

Percent of Total
Company Sales
Market Sales
Aerospace Aerospace
& Defense & Defense
6% 6%
•
Flight critical components and services for
aircraft engines and transmissions
•
Precision bearings, assemblies, encoders, sensors
for the motion control market
Geographic Sales

2011 Sales: $324 Million
U.S.
78%
Europe
12%
Asia
6%
4%
ROW
Process
Mobile
Steel
Defense
46%
Civil
43%
Motion
Control
11%
AEROSPACE
A
ND
DEFENSE OVERVIEW

Commercial
Bearings, replacement
parts, bearing repair
Guidance
Bearings, Sensors
Machine Tool
Precision bearings,
OE and aftermarket
Motion & Position Control
Bearings, replacement
parts
Rotorcraft
Bearings, engine and
drive train, overhaul,
replacement parts,
bearing repair
General Aviation
Engine overhaul,
replacement parts,
bearing repair
Rotorcraft
Transmissions,
bearings, drive trains,
replacement parts,
bearing repair
Fixed Wing
Bearings, replacement
parts, bearing repair
Military Ground
Equipment
Powertrain,
transmissions,
positioning bearings
Submarine
Bearings, guidance
systems, sensors

GROWING, DIVERSE MARKETS

44 Bearings Transmissions Encoders and Sensors Complex Parts Services DIFFERENTIATED SYSTEMS A COMPONENTS ND

2011 Net Sales: $324M
Top 10 represent 38% of net sales

-60
Rolls Royce 250
GE CF6
Boeing Chinook
Sikorsky CH-53
GE CF34
Boeing
Apache
H
PWC PT6
Sikorsky Sikorsky
Other 62% Other 62%
Sikorsky S-76
V-22 Bell Boeing
A
EROSPACE AND
D
EFENSE
P
LATFORMS

2011 Net Sales: $324M 46 Original Equipment MRO 40% Original Equipment 30% Aftermarket 30% AEROSPACE & DEFENSE SALES BY CHANNEL

Key Accomplishments
Positioned business for improvement
Executed system and process improvements
Strengthened customer service and business
relationships
Targeted growth to drive mix
2011 Performance Update
Sales of $324 million slightly lower than 2010
Sales decrease resulting from defense-related
weakness
EBIT down on lower volumes, unfavorable sales
and execution
EBIT margin of 2.3%

$412
$418
$338
$324
2008 2009 2010 2011
Net Sales
$45
$65
$17
$8
2008 2009 2010 2011
10.9%
15.7%
4.9%
2.3%
2008 2009 2010 2011
EBIT Margins EBIT
A
EROSPACE
A
ND
D
EFENSE
($Millions)
($Millions)

Strategy and Approach
Provide a globally diverse portfolio of high-value parts, integrated assemblies and service capabilities focused on growing platforms through OE and aftermarket channels
Leverage strong commercial and improving general aviation markets
Navigate uncertainty in defense markets
Improve mix and execution
Advance leadership in intellectual property, service and execution

S
TRATEGY
I
S
W
ORKING

Improved execution and service, strong commercial markets, a bottom in defense demand, and growth opportunities focused on profitable products, markets and channels
What’s Next
What’s Different
Today
Flat revenue and weak EBIT performance in 2011, due to execution, mix, and a weak defense market
Strong execution combined with improving markets and targeted channels lead to growth and a return to attractive profitability

AEROSPACE
A
ND
DEFENSE:
KEY T
AKEAWAYS

Chris Coughlin President – Process Industries Feb. 14, 2012 PROCESS INDUSTRIES TIMKEN ANALYSTS ’ DAY

2011 Sales: $1.2 Billion
Precision-engineered bearings and
mechanical power transmission products
for diverse markets.
Percent of Total
Company Sales
Geographic Sales Market Sales
Aerospace Aerospace
& Defense & Defense

Process
24%
Mobile
Steel
U.S.
43%
Asia
26%
Europe
18%
Latin
America
7%
ROW
6%
Aftermarket
64%
Service
9%
Metals
8%
Machinery
7%
Energy
6%
Gear
Drives
5%
Other 1
PROCESS INDUSTRIES OVERVIEW

Power Gen Coal:
Pulverizers,
ball mills, pumps
Mining:
Shovels/draglines,
material handling
Oil and Gas:
Top drives, mud pumps
Wind Energy:
Main shafts, gear boxes
Cement:
Vertical rolling mills,
crushing, screening
Metals:
Casters, flat products,
long products
Gear Drives:
Industrial and planetary
gear boxes, geared motors
Pulp and Paper:
Chippers/de-barkers,
dryer, calendar
Food and Beverage:
Peelers/dicers,
sorting equipment

RAPIDLY GROWING, DIVERSE MARKETS
Creating customer value by:
  Focusing on challenging applications in tough industrial environments
   Offering differentiated systems and components critical to the reliable operation of complex machinery

Bearings Engineered Chains Gears Services 53 DIFFERENTIATED SYSTEMS AND COMPONENTS

2011 Performance Update Key Acomplishments

$1,166
$809
$903
$1,245
2008 2009 2010 2011
Net Sales ($Millions
$215
$73
$134
$282
2008 2009 2010 2011
EBIT
)
18.4%
9.0%
14.8%
22.6%
2008 2009 2010 2011
EBIT Margins
Record $1.2B sales, up 38% from 2010
Record 22.6% EBIT margin
End-user focus leading to aftermarket growth
Asia sales growth and geographic expansion
New products and acquisitions
Break-through customer service levels
Value-based pricing
S&A control and inventory management
RECORD FINANCIAL PERFORMANCE
($Millions)

Strategy and Approach
Strategic Imperatives

Focus on end-user value chain and needs
Continually penetrate end-user value chain with new products and services
Utilize strong distribution channels to maximize lifetime profit
Achieve a leading market position in Asia Pacific
Compete at original-equipment manufacturers level to drive the installed base
Drive product and technology diversification beyond tapered bearings
PROVEN STRATEGY

Prioritized efforts to serve the most attractive markets to Timken
Percent of OE Sales in Target Markets
Power Gen Coal Power Gen Coal Mining Mining Oil and Gas Oil and Gas
Wind Energy Wind Energy
Cement Cement Metals Metals
Gear Drives Gear Drives
Pulp and Paper Pulp and Paper Food and Beverage Food and Beverage

53%
79%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
2000 2011
FOCUSED GROWTH IN DIVERSE  MARKETS

Percent of Total Sales by Geography $0.40B $1.24B Asia ROW Latin America Europe U.S. 57 61% 43% 9% 25% 15% 17% 6% 7% 7% 5% $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 2000 2011 EXPANDING GLOBAL P RESENCE

Product Sales
2011: $1.24B
2001: $0.40B
TRB: Tapered Roller Bearings
SRB: Spherical Roller Bearings
CRB: Cylindrical Roller Bearings
HU: Housed Units
Other Bearings
Services
Non-Bearing Products
Non-Bearing Products
Services
Other Bearings
HU
CRB
SRB
Non-Bearing Products
Other Bearings

56%
56%
TRB
TRB
96%
96%
TRB
TRB
NEW PRODUCTS, NEW OPPORTUNITIES

Differentiated performance • Industrial focus • Strong aftermarket • Supply chain synergy
Sales/Timing
Product
Offering
Growth
Synergies
Sales: $85M
Purchase date: July ‘11
Sales: $100M
Purchase date: Oct. ‘11
2011 Sales: $23M
Purchase date: Sept. ‘10
Gear drive repair Engineered chains
and augers
Mounted spherical roller
bearings and couplings

Capture lifetime of revenue opportunity
Leverage distribution channel
Opportunities for cross-selling and development of product lines
Global expansion
NEW ACQUISITIONS, NEW CAPABILITIES
NOTE: Sales for Philadelphia Gear and Drives reflect last 12-month sales at time of purchase.
Sales for QM Bearings reflect both Mobile Industries and Process Industries sales.

Large-bore Bearings
On-time Delivery/ Stock-in Rate
Right product at the right place, right time=
Gains in market share + Premium pricing + Increased inventory turns

70%
87%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2006 2011
8- 12
-6
0
1
2
3
4
5
6
7
8
9
10
11
12
2006 2011
4
39%
25%
2006 2011
Working Capital (% of Sales)
Large-bore Bearings
Lead Time (Months)
EXCELLENT CUSTOMER SERVICE WITH WORKING CAPITAL DISCIPLINE
NOTE:  Large-bore bearings include greater than 8 inch tapered, spherical and cylindrical roller bearings.

The Future of Process Industries
Extensive portfolio of differentiated mechanical power transmission products and services
Expansive OE installed base to seed the aftermarket
Additional capacity for growing markets
Leader in customer service in mechanical power transmission

Aggressive sales growth
>20% operating margins
Leading position in focused markets with strong aftermarket opportunity
L
OOKING
F
ORWARD
:
M
ORE
I
NDUSTRIAL
G
ROWTH

Mechanical Power Transmission
Bearings
Tapered Roller Bearings
NOTE: Based on Timken’s internal projections and analysis of third party source materials.

Chains, belts, gear drives, couplings,
brakes, sprockets, clutches, services,
condition monitoring, rebuild, repair
Spherical, cylindrical, housed unit, ball
EXPANDING
OUR MARKET SPACE

New product sales:
2011 YOY growth of
40-50%
Ample opportunity to
gain market share in
new products
Timken
Market Share
Based on Timken’s internal projections and analysis of third party source materials.

Introduce and globalize
products and services
Invest in ASEAN, Latin
America, Africa, Russia
Grow in China, India
Increase capacity in
new products
NOTE: New product sales from cylindrical roller bearings, roller housed units and spherical roller bearings.
GAINING
SHARE: ORGANIC
GROWTH

Acquisition strategy
NOTE: Based on Timken’s internal projections and analysis of third party source materials.

Differentiated
mechanical power
transmission products
and services in
demanding applications
Products with broad
aftermarkets
Industrial services that
penetrate end-user
value chains
Leverage the Timken
brand and global
distribution
infrastructure
Strong financial returns
Chains, belts, gear drives, couplings, brakes, sprockets,
clutches, services, condition monitoring, rebuild, repair
U
NLOCKING
N
EW
S
PACES
:
I
NORGANIC
G
ROWTH

Record sales and EBIT stemming from a solid strategy and end-user focus in attractive markets.
Product line expansion; mechanical power transmission acquisitions;
excellent customer service; and greater market and geographic growth/diversification.
Aggressive annual sales growth by gaining share in focused markets and unlocking new mechanical power transmission opportunities.
What’s Next
What’s Different
Today

PROCESS INDUSTRIES:
KEY TAKEAWAYS

Sal Miraglia President – Steel Group Feb. 14, 2012 TIMKEN ANALYSTS’ DAY STEEL

STEEL
GROUP
OVERVIEW
2011 Sales: $2 Billion
Percent of Total
Company Sales
Geographic Sales Market Sales

Aerospace Aerospace
& Defense & Defense
High-performance alloy steel
Know-how to design custom solutions
Broad product line
Efficient supply chains
Passenger Car
14%
Light Truck
11%
Heavy / Medium
Truck
2%
Vehicular
Bearing Steels
1%
Oil and Gas
Drilling
17%
Distribution
General
13%
Aerospace &
Defense
2%
Agriculture
Machinery
1%
Mining
Machinery
3%
Industrial
Machinery
10%
Rail
3%
General
Industrial
10%
Industrial
Bearing Steels
6%
US 93%
Outside
US 7%
Process
Mobile
Steel
36%
Oil and Gas
Completion
7%

Seamless mechanical steel tubing Special bar quality steel Value-added solutions 450 grades of carbon and alloy steels Well suited for power transmission applications 68 DIFFERENTIATED SOLUTIONS

Steel Applications
Non-Timken
Bearings
Bearing Races
Fuel Injectors
Gun Barrels
Crankshafts
Energy Production
CV Joints
Transmissions
Gears
Fasteners
Hand Tools
Leaf Springs
Shopping Carts
Table Legs
Reinforcing Bar

LOW
HIGH
HIGH
THE S
TRATEGY
IS
WORKING

We build trust by turning
We build trust by turning
what we know about high
what we know about high
performance steels into
performance steels into
improved customer
improved customer
performance.
performance.
What are What are
we best at? we best at?
What are we What are we
passionate passionate
about? about?
Offering differentiated alloy steels and supply chain solutions in attractive market segments

What powers our What powers our
economic engine? economic engine?
T
HE
S
TRATEGY IS
W
ORKING

Note: EBIT is defined as operating income plus other income (expense), net; ROIC is calculated as NOPAT/invested capital.
See Appendix for reconciliation of ROIC to the most directly comparable GAAP equivalent.
($ MILS.)
Timken’s Average Cost of Capital ~9%
Steel Segment
PROFITABILITY TRACK RECORD

STRONG
PERFORMANCE
2011 Performance Update
Sales of $2 billion, up 44% from 2010
Higher volume, surcharges and pricing
High demand from energy and industrial
EBIT margin of 13.8%
Key Accomplishments
25 percent increase in shipped tons
Capacity improvements
Continued portfolio management
Customer service improvements

$1,852
$715
$1,360
$1,954
Net Sales
$281
-$63
$146
$271
EBIT ($Millions)
14.3%
-8.1%
10.8%
13.8%
EBIT Margin
2008 2009 2010 2011
2008        2009       2010        2011 2008       2009       2010       2011
($Millions)

Note: ROIC is calculated as NOPAT/invested capital; see Appendix for reconciliation of ROIC to the most directly comparable GAAP equivalent.  Steel special peers are a representative group of eight steel companies.  The Timken Peers are comprised of 36 industrial companies from the S&P 400 index. Capital IQ is the data source for all peer companies.
24%
8%
12%
Timken Steel Special Steel Peers Timken Peers
ROIC - One Year
11%
6%
11%
Timken Steel Special Steel Peers Timken Peers
ROIC – Three Year
22%
11%
13%
Timken Steel Special Steel Peers Timken Peers
ROIC - Five Year
18%
14%
13%
Timken Steel Special Steel Peers Timken Peers
ROIC - Year Ten
TIMKEN STEEL PERFORMS

Actions/Tactics:
Pricing action
Cost reductions
Tube Finishing Line (IFL)
Expected Results:
Diversification/flexibility
Significantly improved
performance in downturn
P
ERFORMANCE STABILIZATION
Forge Press
Caster/Refiner
Portfolio management
Growth in attractive areas
Lower break even
Product differentiation

Mining Rail
Passenger Car Light Truck
Drilling Equipment Production Equipment
Heavy/Medium Truck
Wind Energy
Completion
Farm Equipment
Vocational Truck
Horizontal Drilling

RAPIDLY GROWING,
DIVERSE M
ARKETS

High performance application
Drill bits/hydraulic impact hammers
Drivetrains
Bearings
Strength Where It Matters For Mining
Transportation Motorized Wheel Drive System
Internal cleanliness
Consistent chemistry
Special steel grades
Small quantities and diverse sizes

T
HE
S
TRATEGY IS
W
ORKING
–
I
NDUSTRIAL

Planetary Ring Gear
Unique rotary forging capability
Managed supply chains
Conserve capital
Unique finishing capability
Alloy development capability
Improved fuel economy
Forged Crankshaft

T
HE
S
TRATEGY IS
W
ORKING
–
M
OBILE
O
N
-H
IGHWAY

Stator Tubes Used in horizontal drilling Helps rotor movement More reliable, better product Grade: Impact 7 Quench and temper tube 78 T HE S TRATEGY IS W ORKING – O IL AND G AS

79 T HE S TRATEGY IS W ORKING – O IL AND G AS

Positioning to Serve Attractive Market Segments
Large bar ultrasonic
Custom heat treat
Forge press
Capacity and productivity
enhancements
Organic Growth
Value-Add Initiatives
Value selling & pricing
International growth
Business portfolio
development
Inorganic Growth
Timken Boring
Specialties expansion
Asia value-add
Asia steelmaking
Operational Excellence
Tube finishing line (IFL)
Lean6Sigma /Cont. imp.
Customer service
Recycling business

L
OOKING
F
ORWARD
–
S
TRATEGY
R
OAD
M
AP

Defend and Grow Leadership Position in Large Bar
Extend differentiation
business model
Increase capacity for
profitable growth
Grow international sales
Dampen financial impact
of economic cycles
Deliver cost savings
through yield and
productivity gains
Extending competitive advantage

Note: Subject to ratification of a new collective bargaining agreement with the United Steelworkers.
LOOKING FORWARD – P
ROPOSED
FAIRCREST INVESTMENT

Investment Overview:
Expected productivity improvement and cost savings
Increased capacity
Extend differentiation
Barrier to entry
Projected rate of return > 20%

Note: Subject to ratification of a new collective bargaining agreement with the United Steelworkers.
LOOKING FORWARD – P
ROPOSED
FAIRCREST INVESTMENT
$225 million proposed investment at Canton Faircrest Steel Plant
Ladle refiner & new large-bloom continuous caster
Expected capacity increase of ~25%
Production commencement target in 2014

Strong financial performance
Capturing value with differentiated offerings
Operational excellence
Demand for energy (oil, gas, wind)
Demand for raw materials
New product sales
Diversified markets
S
TEEL
:
K
EY
T
AKEAWAYS
Capital investment program
Pricing and continuous improvement
Value-added opportunities
Performing
Improving
Growing

Glenn Eisenberg Executive Vice President – Finance & Administration Feb. 14, 2012 T IMKEN A NALYSTS D AY ’

Sales of $5.2B, up 28% from prior year
Driven primarily by strong demand across the company's
diverse industrial sectors, along with favorable pricing,
material surcharges and acquisitions
EBIT of $728M, or 14.1% of sales
Record EPS: $4.59, up 68% from prior year’s $2.73
Note: See Appendix for reconciliation of EBIT to the most directly comparable GAAP equivalent.

Earnings benefited from improved demand, favorable
mix, surcharges and pricing, which more than offset
higher raw material and SG&A costs
Reflecting strong execution and operating leverage
2011 RESULTS

2011 RESULTS
Free Cash Flow a use of $70M
From operating activities after pension contributions, capital expenditures and dividends
Includes $256M discretionary pension and VEBA trust contributions, net of tax
Strong Balance Sheet
Cash position of $468M, or $47M net debt
Pension & postretirement benefits unfunded liability of $950M, up slightly from prior year
• Discretionary cash contributions were more than offset by negative impact of year-end discount rate and low asset returns
Liquidity of $1.3B, with no significant debt maturities until 2014
Note:

          Free cash flow is defined as net cash provided by operating activities (includes pension contributions) minus capital expenditures and dividends.  Net debt is not a GAAP measure.  Management believes Net Debt is an important measure of the Company's financial position, due to the amount of cash and cash equivalents.  VEBA is in reference to the Company’s Voluntary Employee Benefit Association (VEBA) trust.  See
Appendix for reconciliation of Free Cash Flow and Net Debt to the most directly comparable GAAP equivalents.

2012 OUTLOOK
ESTIMATES
Sales Growth 5 to 8%
Mobile Industries Flat
Process Industries 8 to 13%
Aerospace & Defense 10 to 15%
Steel 5 to 10%
EPS
(diluted)
$4.90 to $5.20
Free Cash Flow $80M
CapEx $345M
Dividends $90M
Pension/VEBA contributions (discretionary) $150M, net of tax
Note: Free cash flow is defined as net cash provided by operating activities (includes pension contributions) minus capital expenditures and dividends.  See Appendix for reconciliation of Free Cash  Flow to the most directly comparable GAAP equivalent.

SALES

’91 to ’01 Cycle CAGR: 4%
’02 to ‘09 Cycle CAGR: 4%
Net Sales
($ Mils.)
Outlook
2012 Sales Estimate:
+5 to 8% Y-O-Y
- improved demand
2014 Sales Target:
3-Year CAGR of
+7 to 12%
- global GDP recovery/
- includes inorganic
2012 Sales
Estimate
2014 Sales
Target
growth
growth in 2013-2014
of 3.5% to 4%
across broad end-
markets, partially
offset by exited light-
vehicle business in
Mobile
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013
Note:             2003 includes Torrington acquisition as acquired February 2003. Historical results exclude the discontinued operations of Latrobe
Steel (2006 divestment) and the Needle Roller Bearings (NRB) business (2009 divestment).  NRB discontinued operations for 2003 and 2004 are based on internal estimates.

EARNINGS
PER
SHARE
Earnings Per
Share
Net Sales
($ Mils.)
2014 EPS
Target
2012 EPS
Estimate

Outlook
2012 EPS Estimate:
$4.90 to $5.20 per
diluted share
2014 EPS Target:
$6.50 to $7.00 per
diluted share
- redeployment of
capital including
inorganic growth
- reflecting improved
operating
performance
Note: Earnings are reported on a GAAP basis and include the impact of special items, such as restructuring and reorganization expenses,
CDSOA payments and goodwill amortizatiion. EPS assumes dilution. 2003 includes Torrington acquisition as acquired February 2003.
Historical results exclude the discontinued operations of Latrobe Steel (2006 diivestment) and the Needle Roller Bearings (NRB) business
(2009 disvestment). NRB discontinued operations for 2003 and 2004 are based on internal estimates.

FREE
CASH
FLOW
Free Cash Flow
($ Mils.)

’91-’01 Cycle Avg: $16M
’02-’09 Cycle Avg: $87M
Outlook
2012 FCF Estimate:
$80M after,
- CapEx of $345M
- dividends of $90M
- discretionary
2014 FCF Target:
$250 to $300M
- CapEx above
2012 FCF
Estimate
2014 FCF
Target
targeted range,
increased dividends
and lower pension /
VEBA contributions
pension / VEBA trust
contributions of
$150M (net of tax)
-$100
$0
$100
$200
$300
$400
$500
1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013
Note:
              Free cash flow defined as net cash provided by operating activities (includes pension contributions) minus capital expenditures and dividends.  Results include discontinued operations until divested.  See Appendix for reconciliation of Free
Cash Flow to the most directly comparable GAAP equivalent.

CAPITAL
SPENDING
Outlook
2012 CapEx Estimate:
$345M
- driven by global
- targeted +20% IRR
- ~$80M maintenance
2013-2014 CapEx
above long term
target
2012
Estimate

Long-term Target: 4% of Sales
Capital Spending
($ Mils.)
Cap Ex
% of Sales
0%
1%
2%
3%
4%
5%
6%
7%
$0
$50
$100
$150
$200
$250
$300
$350
$400
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
spending
hurdle rate
energy, mining,
infrastructure and
heavy industries
growth
Estimated 2012 capital spending as a percent of sales is based on mid-point of company sales estimate.
Note:

PENSION
Note: Discount rate noted is for Timken’s domestic pension fund which represents the majority of the company’s global pension assets.
PBO funded percent denotes the Company’s pension benefit obligation (PBO) funded status.
Outlook
2012:
- discretionary pension
2013 – 2014:
- discretionary pension
- targeting to reduce

contributions of
~$100M/year, net of
tax
liability through
potential lump-sum
and annuitization
programs
contributions of
~$100M, net of tax
PBO
Funded %
Discount
Rate
86%
84%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
0%
20%
40%
60%
80%
100%
2000
2002 2004 2006 2008 2010

NET
DEBT
Net Debt
/Capital
Net Debt
($ Mils.)
Note:

-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
-$600
-$400
-$200
$0
$200
$400
$600
$800
$1,000
1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011
Long-term Leverage Target: 30% - 35%
           2003 includes Torrington acquisition as acquired February 2003.  Net debt is not a GAAP measure.  Management believes Net Debt is an important measure of Company's financial position, due to the amount of cash and cash equivalents.  Net Debt / Capital (leverage) defined as Net
Debt / (Net Debt + Equity). See Appendix for reconciliation of Net Debt to the most directly comparable GAAP equivalent.

LIQUIDITY
AND
DEBT
MATURITY
($ Mils.)
Dec. 31, 2011
Cash 468 $
U.S. Senior Credit Facility 483
U.S. Accounts Receivable Securitization 150
Foreign Facilities 212
Sub-total credit availability 845 $
Total (including cash) 1,313 $
Dec. 31 Less than 2015 &
2011 1 Year 2013 2014 After
Short-Term Debt + CPLTD $36 $36
$500M Senior Credit Facility (May '16) 0
$150M AR Securitization (Nov. '12) 0
Other Long-Term Debt 479 1                 273            205
Total Debt $515 $36 $1 $273 $205
Payments Due by Period

RETURN
ON
INVESTED
CAPITAL
Note: The company uses NOPAT/Average Invested Capital as a type of ratio that indicates return on capital (ROIC).  See Appendix for reconciliation of ROIC to the most directly comparable GAAP equivalent.

Cost of
Capital
Return on Invested
Capital
’91–’01 Cycle Avg. : 6.2% ’02–’09 Cycle Avg. : 7.8%
Cost of Capital ~ 9%
2014 Target
17-19%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
1991
1993 1995
1997 1999 2001 2003 2005 2007
2009 2011 2013

2011 CAPITAL
ALLOCATION
HIGHLIGHTS
• Returning cash to
shareholders
• 358 consecutive
quarterly dividend paid
in December 2011
• Discretionary
contributions as
capital structure and
cash flow permit
• Industrial &
aftermarket focus
• International
• Accretive to
earnings in year 1
• Earn cost of capital
in 3 years
• Target spend in industrial
sectors: oil & gas,
infrastructure, heavy
industries and aerospace
• Asia growth
• Philadelphia Gear $200M
• Drives $92M
• Discretionary contributions
of $401M, pre-tax
• Pension funded
status of 84%
• Dividends $76M; raised
11% to $0.20/quarter in
May 2011
• Share repurchase
$44M

Over $1 Billion of Capital Deployed in 2011
Dividends/Share
Repurchase
Pension
OPEB/Funding
Capital Spend Acquisitions
• $205M spent on growth,
continuous improvement
and maintenance
th

• Returning cash to
shareholders
• 90 years of
consecutive quarterly
dividends
• Industrial &
aftermarket focus
• International
• Accretive to
earnings in year 1
• Earn cost of capital
in 3 years
• Discretionary
contributions as
capital structure and
cash flow permit
• Target spend in industrial
sectors: oil & gas,
infrastructure, heavy
industries and aerospace
• Asia growth
2012 CAPITAL
ALLOCATION
HIGHLIGHTS
• $345M spent on growth,
continuous improvement
and maintenance
• Dividends ~$90M; raised
15% to $0.23/quarter in
February 2012
• New share repurchase
program increased
to 10M shares
• Strong balance sheet to
fund future acquisitions
• Discretionary contributions
of ~$250M, pre-tax
• Expected pension
funded status of 90%+

Pension
OPEB/Funding
Dividends/Share
Repurchase
Acquisitions Capital Spend
Strong Capital Redeployment

INCENTIVE
COMPENSATION
Annual Long-Term
Objective Short-term operational business priorities
3 year strategic business
priorities
Long-term shareholder
value creation
6,000  Associates globally
160 General Managers &
above
265 Senior
Managers
160 General
Managers &
above
Participants
Time Horizon 1 Year 3 Years 4 Years 10 Years
Metrics
40% Corporate EBIT/BIC
50% EPS
50% ROIC
Share price
30% Business Unit EBIT/BIC
15% BU working capital % of sales
15%
Customer service  or New business
sales ratio
Note: EBIT/BIC  is a pre-tax return on invested capital (ROIC) measure.  BIC denotes beginning invested capital. The incentive compensation plan depicted above is effective January 2012.
Award Cash Cash or Equity

Equity
Restricted Non Qualified
Stock Units Stock Options

THE
STRATEGY
IS
WORKING
•
Enhance existing products
and services
•
Leverage technology to
create value
•
Capture lifetime
of opportunity
•
Structure portfolio for
value creation
•
Fix/Exit under-performing areas
•
Refine lean operating model
•
Improve efficiency and reduce
cost structure
•
Increase agility
•
Deliver greater profitability
•
Attractive industrial markets
•
Developing geographies
•
Channels, services and
distribution

APPENDIX TIMKEN ANALYSTS’ DAY Feb. 14, 2012

RECONCILIATION
TO
GAAP
2011 2010 2011 2010
159.5 $          99.9 $            696.8 $          405.5 $
8.6                9.5                36.8              38.2
(1.2)               (1.4)               (5.6)               (3.7)
166.9 $          108.0 $          728.0 $          440.0 $
49.6              47.5              192.5             189.7
216.5 $          155.5 $          920.5 $          629.7 $
Interest expense
Interest income
(Dollars in millions) (Unaudited)
Reconciliation of GAAP income from continuing operations before income taxes
This reconciliation is provided as additional relevant information about the company's performance.  Management believes consolidated earnings before interest and taxes (EBIT) are representative of the company's performance and therefore useful to investors.  Consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) are another important measure of financial performance and cash generation of the business and therefore useful to investors.  Management also believes that it is appropriate to compare GAAP income from continuing operations before income taxes to consolidated EBIT and EBITDA.
Three Months Ended
December 31,
Twelve Months Ended
December 31,
Consolidated earnings before interest and taxes (EBIT)
Depreciation and Amortization
Consolidated earnings before interest, taxes, depreciation and amortization (EBITDA)
Income from continuing operations before income taxes
Pre-tax reconciling items:
($ Mils.)

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000
Total Debt (a) 273     321     277     280     211     303     359     469     450     514
Less: Cash 2        8        5        12       7        5        10       0        8        11
Net Debt 271     313     271     267     204     297     350     469     442     503
Equity 1,019 985     685     733     821     922     1,032 1,056 1,046 1,005
Total Debt to Capital 21.1% 24.5% 28.7% 27.6% 20.5% 24.7% 25.8% 30.8% 30.1% 33.8%
Net Debt to Capital 21.0% 24.1% 28.4% 26.7% 19.9% 24.4% 25.3% 30.8% 29.7% 33.4%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Total Debt (a) 497     461     735     779     721     598     723     624     513     514     515
Less: Cash 33       82       29       51       65       101     30       133     756     877     468
Net Debt 464     379     706     728     656     497     693     490     (243)    (363)    47
Equity 782     609     1,090 1,270 1,497 1,476 1,961 1,663 1,596 1,942 2,043
Total Debt to Capital 38.9% 43.1% 40.3% 38.0% 32.5% 28.8% 26.9% 27.3% 24.3% 20.9% 20.1%
Net Debt to Capital 37.2% 38.4% 39.3% 36.5% 30.5% 25.2% 26.1% 22.8% -18.0% -23.0% 2.2%
RECONCILIATION
TO
GAAP
($ Mils.)

(a) Total Debt is the sum of commercial paper, short-term debt, current portion of long-term debt and long-term debt

RECONCILIATION
TO
GAAP
($ Mils.)

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000
GAAP Operating Income
(1)
(9) 42 14 132 203 247 280 225 133 106
GAAP Other Income / (Expenses) (8) (2) (6) 2 (5) (5) 7 (16) (10) (7)
Earnings Before Interest and Taxes (EBIT)
(2)
(17) 41 8 135 198 242 287 209 123 99
Provision for income taxes (6) 15 3 51 73 93 102 80 45 35
Adjusted tax rate 37.6% 37.6% 37.6% 37.6% 36.9% 38.3% 35.7% 38.2% 36.8% 35.0%
Net Operating Profit After Taxes (NOPAT)
(3)
(10) 25 5 84 125 149 184 129 78 64
Invested Capital:
Total Debt 266 273 321 277 280 211 303 359 469 450 514
Shareholders' Equity 1,075 1,019 985 685 733 821 922 1,032 1,056 1,046 1,005
Total 1,341 1,292 1,306 962 1,012 1,032 1,225 1,392 1,526 1,496 1,519
Average Invested Capital
(4)
1,317 1,299 1,134 987 1,022 1,129 1,308 1,459 1,511 1,507
ROIC: NOPAT / Average Invested Capital
(4)
-0.8% 1.9% 0.4% 8.5% 12.2% 13.2% 14.1% 8.9% 5.2% 4.3%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
GAAP Operating Income
(1)
(18) 79 98 237 327 219 295 462 (54) 436 729
GAAP Other Income / (Expenses) 22 37 10 12 68 80 5 16 (0) 4 (1)
Earnings Before Interest and Taxes (EBIT)
(2)
4 115 108 249 395 299 300 478 (54) 440 728
Provision for income taxes 2 46 43 80 129 91 61 171 (16) 148 251
Adjusted tax rate 39.8% 39.8% 40.0% 32.1% 32.6% 30.6% 20.4% 35.7% 29.9% 33.5% 34.5%
Net Operating Profit After Taxes (NOPAT)
(3)
3 69 65 169 266 208 239 307 (38) 292 477
Invested Capital:
Total Debt 497 461 735 779 721 598 723 624 513 514 515
Shareholders' Equity 782 609 1,090 1,270 1,497 1,476 1,961 1,623 1,596 1,942 2,043
Total 1,279 1,070 1,824 2,049 2,218 2,074 2,684 2,246 2,108 2,456 2,558
Average Invested Capital
(4)
1,399 1,175 1,447 1,937 2,134 2,146 2,379 2,465 2,177 2,282 2,507
ROIC: NOPAT / Average Invested Capital
(4)
0.2% 5.9% 4.5% 8.7% 12.5% 9.7% 10.0% 12.5% -1.7% 12.8% 19.0%
(1)
GAAP Operating Income excludes discontinued operations for Latrobe Steel (divested Dec. 8, 2006) for years 2004 through 2006 and the Needle Roller Bearings business for years 2007 through 2009 (divested Dec. 31, 2009).
(2)
EBIT is defined as operating income plus other income (expense) - net.
(3)
NOPAT is defined as EBIT less an estimated provision for income taxes.  This tax provision excludes the tax effect of pre-tax special items on the company's effective tax rate, as well as the the impact of discrete tax items recorded during the year.
(4)
The company uses NOPAT/Average Invested Capital as a type of ratio that indicates return on capital (ROIC).  Average Invested Capital is the sum of Total Debt and Share-
holders' Equity taken at the beginning and ending of each year and then averaged.  Total Debt is the sum of commercial paper, ST-debt, curr. portion of LT-debt & LT-debt.

RECONCILIATION
TO
GAAP

(1) Free cash flow is defined as net cash provided by operating activities (including pension contributions) minus capital expenditures and dividends. Results include discontinued operations until divested. Management believes that free cash flow is useful to investors because it is a meaningful indicator of cash generated from operating activities that is available for the execution of its business strategy.
US$ Million
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000
GAAP Net Cash Provided by Operating Activities 140 116 154 147 224 186 312 292 277 157
GAAP Capital expenditures (140) (136) (89) (114) (129) (151) (233) (238) (165) (159)
GAAP Cash dividends paid to shareholders (23) (22) (25) (26) (28) (30) (39) (45) (45) (44)
Free Cash Flow
(1)
(23) (43) 39 6 67 5 40 9 68 (46)
Estimate
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Net Cash Provided by Operating Activities 178 206 204 121 319 337 337 569 588 313 212 515
Capital expenditures (91) (85) (119) (155) (221) (296) (314) (272) (114) (116) (205) (345)
Cash dividends paid to shareholders (40) (32) (42) (47) (55) (58) (63) (67) (43) (51) (76) (90)
Free Cash Flow
(1)
47 89 43 (81) 43 (17) (40) 230 430 146 (69) 80

RECONCILIATION
TO
GAAP -
STEEL
Steel Segment 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Earnings Before Interest and Taxes (EBIT)
(1)
36 (51) 44 170 220 198 281 (63) 146 271
Provision for income taxes 14 (21) 14 55 67 40 57 (23) 44 91
Net Operating Profit After Taxes (NOPAT)
(2)
22 (31) 30 115 152 158 224 (41) 102 180
Average Beginning Invested Capital 492 432 422 447 411 425 566 550 601 754
ROIC: NOPAT / Average Beginning Invested Capital
(3)
4% -7% 7% 26% 37% 37% 40% -7% 17% 24%
(1)
EBIT is defined as operating income plus other income (expense) - net.
(2) NOPAT is defined as EBIT less an estimated provision for income taxes.
(3) NOPAT/Average Begining Invested Capital is a type of ratio that indicates return on capital (ROIC). Invested Capital is a five quarter average of current assets, ppe, net of current non interest bearing liabilities, and short term pension obligations.

TIMKEN ANALYSTS’ DAY Feb. 14, 2012 CORPORATE BIOS

James W. Griffith
President and Chief Executive Officer
James W. Griffith is president and chief executive officer of The Timken Company and a member of the company’s board of directors.
Since being named president in 1999, Griffith has led a transformation of The Timken Company focused on creating ever-increasing levels of value for customers and shareholders. By harnessing its legendary quality and industry-leading innovation, Timken has pushed beyond its historic leadership in the tapered roller bearing market into a vast global market for technologies to manage the friction generated by moving parts and improve the transmission of power in a wide array of machines.
Griffith joined The Timken Company in 1984 and has held positions as plant manager, vice president of manufacturing in North America and managing director of the company’s business in Australia. From 1996 to 1999, he led Timken’s automotive business in North America and the company’s bearing business activities in Asia and Latin America. He was elected president, chief operating officer and director in 1999 and was named chief executive officer in 2002.
Griffith is president of the World Bearing Association and chairman of the board of the Manufacturing Advocacy and Growth Network
(MAGNET). He is vice president of the Management Executives’ Society and serves on the boards of directors of the US-China Business Council and Goodrich Corporation (NYSE: GR).  In September 2011, he began a two-year term as a member of the management board of the Stanford
Graduate School of Business. He also serves on the board of the University of Mount Union.
Griffith holds a bachelor’s degree in industrial engineering and a Master of Business Administration from Stanford University.

Glenn A. Eisenberg
Executive Vice President – Finance and Administration
Glenn A. Eisenberg is executive vice president – finance and administration and chief financial officer of The Timken Company.  He also is an officer of the company.
Eisenberg is responsible for the executive leadership of the company’s financial organization, including accounting, tax, treasury, audit, risk management, financial analysis and investor relations. He also has responsibility for strategic planning, corporate development, communications, information technology and shared services.
He is a member of the company’s executive council.
Since joining Timken in 2001, Eisenberg has been instrumental in executing Timken’s global growth and financial strategies, including the billion-dollar acquisition of The Torrington Company.
Prior to joining the company, Eisenberg served as president and chief operating officer of United Dominion Industries, a diversified industrial manufacturing company with $2.5 billion in sales, prior to its acquisition by SPX Corporation. At UDI, he also held the positions of president – test instrument segment, executive vice president and chief financial officer and vice president – planning and development.
Before joining UDI in 1990, he was a vice president at the Citizens and Southern Corporation.
Eisenberg serves on the boards of directors for Family Dollar Stores Inc. (NYSE: FDO) and Alpha Natural Resources Inc. (NYSE: ANR). In
addition, he serves on the boards of Aultman Hospital and the Manufacturers Alliance/MAPI.
He holds a bachelor’s degree in economics and environmental studies from Tulane University and a master’s degree in business administration from Georgia State University.

Salvatore J. Miraglia, Jr.
President – Steel Group
Salvatore J. Miraglia, Jr. is president – Steel Group at The Timken Company and an officer of the company.
Since his appointment in August 2005, the Steel Group has surpassed previous records for production, shipments and profitability.  The Group has increased capacity and expanded its line of alloy bar products while continuing to increase sales for alloy tubing and precision steel components. Miraglia has a unique mix of experience in research and development, steelmaking and purchasing, as well as knowledge of the bearing and mechanical power transmission markets.
Prior to being named to his current position, Miraglia served as senior vice president of technology, group vice president of industrial and super precision bearings in North America and director of manufacturing in Europe, Africa and West Asia.  He also has held the positions of vice president and director of steel manufacturing, and a variety of roles in research and purchasing. Miraglia joined the company in 1972.
A member of the American Society of Professional Engineers, the American Institute of Metallurgical Engineers and the American Society for
Metals, Miraglia also serves on the president’s council of the Manufacturers Alliance/MAPI. He is a member of the Ohio Aerospace Institute
Board of Trustees and was appointed as President/Chairman of the Ohio Steel Council.
Miraglia holds a bachelor’s degree in metallurgy and material science from Lehigh University and a master’s degree in metallurgy and material science from Case Western Reserve University. He also has completed the Advanced Management Program at Harvard University.

Christopher A. Coughlin
President – Process Industries
®
Christopher A. Coughlin is president of Process Industries and Supply Chain within the Bearings and Power Transmission Group at The Timken Company.
The Process Industries segment provides bearings and related products and services for heavy industry, power transmission and energy market sectors. Named to the position in 2009, Coughlin also is responsible for distribution and global supply chain management for the Bearings and
Power Transmission Group. In 2010, he assumed direction for the company's global purchasing organization and cross-business responsibility for the European organization.
Coughlin served for five years as senior vice president – Supply Chain and Project O.N.E.  Coughlin was responsible for global supply chain management, including strategy, demand planning, inventory management, order fulfillment and purchasing for the Bearings and Power
Transmission Group. He also led Project O.N.E., a multiyear initiative to streamline business processes and implement an enterprise resource planning system. Coughlin first took over leadership of Project O.N.E. in 2004.
Previously, Coughlin was based in Colmar, France where he held a variety of management positions including vice president - industrial equipment, vice president – process industries and vice president – primary metals. He also has served as business development manager for
Timken’s customized Milltec    program, which provides mill operation and maintenance services in India.  Coughlin began his Timken career in
1984 in the company’s steel operations.
Coughlin serves on the board of directors of the Akron Canton Foodbank.
He received a bachelor’s degree in metallurgical engineering from the University of Cincinnati and a master’s degree in business administration from Case Western Reserve University.

Richard G. Kyle
President – Mobile Industries and Aerospace
Richard G. Kyle is president of Mobile Industries and Aerospace segments of The Timken Company.
In 2010, Kyle expanded his role to include responsibility for the company's high-growth aerospace segment. That segment includes Timken's global commercial and military aviation and aerospace businesses as well as the health and positioning control business. The segment is focused on growing its portfolio of high-technology products and services to provide greater value to its diverse base of global customers and markets.
Previously, Kyle was the president of the Mobile Industries segment. He led the business through significant changes in product portfolio, market mix and operating capabilities that yielded dramatic improvements in the financial performance of the segment. The Mobile Industries business is now focused on growing globally by serving the mining, heavy-truck, construction, agriculture, rail and light-vehicle equipment markets with a broad offering of high-performance power transmission products and related services.
Kyle previously served as vice president – manufacturing for the Mobile Industries segment. He was a key leader in the transformation of the segment while also being responsible for managing the Bearings and Power Transmission Group’s global manufacturing operations. He was charged with driving operational excellence through lean manufacturing while supporting the company’s strategic growth initiatives.
Kyle joined Timken in 2006 as vice president of manufacturing for the company’s former Industrial Group. Kyle previously served as vice president of operations for a division of Hubbell, Inc. Before joining Hubbell, he served in a variety of management positions with Cooper Industries.
Kyle serves on the board of directors of the United Way of Greater Stark County.
He received a bachelor’s degree in mechanical engineering from Purdue University and a master’s degree in management from Northwestern
University’s J.L. Kellogg Graduate School of Management.

Philip D. Fracassa
Senior Vice President and Controller - Bearings and Power Transmission
Philip D. Fracassa is senior vice president and group controller for the Bearings and Power
Transmission (B&PT) Group at The Timken Company.
Named to this newly created position in 2010, Fracassa leads the finance activities supporting the global B&PT business, which includes Timken’s Mobile Industries, Process Industries and Aerospace & Defense reporting segments. He focuses on integrating the efforts of the group's controllers and leveraging the capabilities of Project O.N.E. to support Timken’s growth in key markets around the world.
Fracassa previously served as senior vice president – tax and treasury. Named to that role in 2006, he led the company’s global treasury and tax activities, including liquidity management, pension funding, corporate insurance, and tax compliance, planning and strategy.
Fracassa joined the company as vice president – tax in 2005. Prior to joining Timken, he was senior tax counsel and director of taxes for
Visteon Corporation. He began his career with Price Waterhouse LLP in Detroit and also served as a tax attorney with General Motors
Corporation.
Fracassa is a member of Financial Executives International, the Tax Executives Institute and the Manufacturers Alliance/MAPI.  He was
included in Treasury & Risk magazine's lists of 40 distinguished finance executives under age 40 (2007) and top 100 most influential persons in finance (2009).
He is active in community affairs in Northeast Ohio and currently serves on the boards of the Canton Regional Chamber of Commerce and the
Cuyahoga Valley Scenic Railroad.
Fracassa holds a bachelor's degree in accounting and a juris doctor degree in law from the University of Detroit. In 2011, he completed the
Advanced Management Programme at INSEAD. He is a certified public accountant and licensed attorney in the state of Michigan.

Christopher J. Holding
Senior Vice President – Tax and Treasury
Christopher J. Holding is senior vice president of tax and treasury for The Timken Company.
Named to this position in 2010, he leads the company’s global tax and treasury activities, including cash and liquidity management, pension funding, corporate insurance, and tax compliance, planning and strategy.
Holding previously served three years as controller of the company's Process Industries segment within the Bearings and Power Transmission
Group. He joined Timken in 2004 as operations controller for the company's former Industrial Group.
Prior to joining Timken, Holding served in various financial management positions with Arthur Andersen & Company, Bishopric Inc., Ashley
Ward Inc. and Union Metal Corp.
Holding is a member of the American Institute of Certified Public Accountants and is on the Treasury Council of the Manufacturers
Alliance/MAPI. He is also a member of Financial Executives International. Holding serves as president of the board of Jackson Local Schools
Foundation and as secretary/treasurer of the board of Project REBUILD, which is a nonprofit agency that re-engages at-risk youth to complete their high school education.
He holds a bachelor's degree in accounting and a master's degree in taxation, both from the University of Cincinnati.

J. Ted Mihaila
Senior Vice President – Controller
J. Ted Mihaila is senior vice president – controller and an officer of The Timken Company.
Mihaila directs the company’s finance and corporate shared services teams. His oversight of the two teams enables leverage of the services the company provides on an enterprise basis. Mihaila has responsibility for the compilation, analysis and reporting of accurate and timely actual and forecasted financial results. Under his guidance, the finance team provides information that enables company leaders to make strategic decisions about growth opportunities, investments and markets.
Mihaila previously served as vice president – business development and controller in the Industrial Group.  He directed the development of long-term strategies and implementation of tactical plans to accelerate the growth of the company’s former Industrial Group through acquisitions and affiliations.
Mihaila has managed finances for various production facilities and business groups during his career at Timken.  He was promoted to an accounting role in 1977 after joining the company in 1975. He was named to his current position in 2006.
Mihaila is an active member of the Manufacturers Alliance/MAPI. Financial Council.  He also serves on the board of Habitat for Humanity of
Greater Stark County and the George W. Daverio School of Accountancy Advisory Board at The University of Akron.
Mihaila received a bachelor’s degree in accounting from The University of Akron and a master’s degree in business administration from Kent
State University.

Kari Groh
Vice President – Communications and Public Relations
Kari Groh is vice president – communications and public relations for The Timken Company.
Named to the position in 2009, she is responsible for worldwide communications, directing the development of Timken messaging with customers, media, associates and shareholders. She oversees reputation management, brand strategy, marketing communications, corporate events, creative services and design, the corporate website and the company’s global intranet, including a daily newspaper available in seven languages. She also has responsibility for directing Timken’s global citizenship strategy and programs.
Groh began her career at Timken while pursuing a degree in journalism. In 1981, she was named assistant editor of the TIMKEN magazine.
Thereafter, she held a number of positions in communications including supervisor. In 1992, she was named manager – public relations and marketing communications. Groh was promoted to general manager in the company’s bearing business in 1998 and then advanced through a series of operating roles, ultimately assuming responsibility for global customer service, warehouse management and logistics for the distribution business.
She was instrumental in implementing a number of warehousing and logistics improvements and steered the integration of customer service following the company’s largest acquisition in 2003. Groh also played a role in the company’s “Project O.N.E.” enterprise system and process implementation. Prior to being named to her current position, she was general manager of organizational effectiveness as part of the company’s Information Technology leadership team.
She is a member of Team NEO marketing Council, the Arthur W. Page Society, Northeast Ohio Senior Communicators Forum, the Ohio Steel
Council’s Communications Committee and OESA’s Communications Council.  She serves as a board member of Stark State College in Canton,
Ohio, and Pathway Caring for Children.
In addition to a bachelor's degree from The University of Akron, Groh holds an MBA degree from Ashland University.

Steve D. Tschiegg
Director – Capital Markets and Investor Relations
Steve D. Tschiegg is director – capital markets and investor relations at The Timken Company.
Tschiegg has responsibility for communicating the company's financial results, performance and strategies to the financial community, as well as leading company efforts in capital structure planning, new financings and refinancings, bank relationships and rating agency relations in addition to oversight of the company’s risk management function.
Prior to being named to his current position in 2008, Tschiegg was manager of investor relations. He also has held positions including senior financial analyst, principal – corporate finance and manager – global risk management in the company's finance group.
Tschiegg joined Timken in 1997. He previously held several positions in the finance area at Ford Motor Company, including financial analysis – Engine Operations, new product business planning – Transmission & Chassis Operations and the most recent being supervisor – operations analysis at one of Ford’s engine manufacturing facilities.
Tschiegg received a bachelor’s degree in business administration and mathematics from Heidelberg College and a master's degree in business administration from Case Western Reserve University. He completed the Executive Development for Global Excellence program at the Darden School of Business at the University of Virginia.

Jack Gecovich
Capital Markets and Investor Relations Specialist
Jack Gecovich is capital markets and investor relations specialist within the Treasury Corporate
Center for the Timken Company.
Gecovich is responsible for analytical work across a broad range of areas to expand the company's overall investor relations program, which communicates the company's financial performance, strategy and special developments to prospective and existing investors and the broader financial community. He also supports various corporate finance special projects within the treasury function. Gecovich joined
Timken in 2010. Gecovich previously served as co-portfolio investment manager for LanderNorth Asset Management in Beachwood, Ohio.
Prior to that, he was with KeyCorp in Cleveland as a lead financial analyst.
Gecovich holds a bachelor's degree in business administration from Yeshiva University in New York and a master's degree in business administration finance from Cleveland State University.

Lorrie Paul Crum
Manager – Global Media and Strategic Communications
Lorrie Paul Crum is manager – global media and strategic communications at The Timken Company.
Named to the position in December 2008, Crum is responsible for leading Timken’s global reputation and media relations efforts, while also contributing expertise in financial communications. As part of the company's communications leadership team, she provides executive support to guide effective corporate and marketing communications among the company's internal and external stakeholders.
Before joining Timken in 2007 as a consultant on corporate reputation and communication, Crum served as vice president of corporate communications at Parker Hannifin. In the 1990s, she was chief of communications at Rubbermaid, Inc. through the company's merger with
Newell Co.  She also managed financial communications and public relations at Tampa Electric/TECO Energy.
Crum is a member of the National Investor Relations Institute and the Northeast Ohio Marketing Leadership Roundtable. She also is accredited by the Public Relations Society of America (PRSA) and served as a PRSA chapter president.
Crum received a bachelor's degree in organizational communication and Spanish from The Ohio State University and a master's in business and public administration from Golden Gate University.